UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2017

ARCHROCK, INC.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on March 31, 2017, Archrock, Inc. (the “Company”) received notice that Donald C. Wayne, the Company’s Senior Vice President, General Counsel and Secretary, will be resigning from the Company to assume a position as Executive Vice President and General Counsel of another publicly traded company. Mr. Wayne's resignation will be effective May 10, 2017. Following his resignation, Mr. Wayne will continue to provide consulting services to the Company for a 12-month period beginning May 11, 2017, pursuant to the terms of a consulting agreement between the Company and Mr. Wayne, to be entered into on May 11, 2017 (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Mr. Wayne will provide consulting services that include providing assistance in connection with the Company’s transition to a new general counsel and on other matters that may be reasonably requested by an executive officer of the Company. Mr. Wayne will receive a consulting fee equal to $10,000 payable monthly starting in June 2017 and ending in December 2017, and reimbursement of business expenses.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its annual meeting of stockholders on April 26, 2017. The following matters, set forth in our proxy statement filed with the Securities and Exchange Commission on March 16, 2017, were voted upon with the results indicated below:
1.    Our stockholders elected the following directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified:

Directors	Votes For	Votes Withheld	Broker Non-Votes
Anne-Marie N. Ainsworth	52,976,792	4,626,558	5,114,100
Wendell R. Brooks	52,961,666	4,641,684	5,114,100
D. Bradley Childers	56,972,527	630,823	5,114,100
Gordon T. Hall	56,931,608	671,742	5,114,100
Frances Powell Hawes	52,957,601	4,645,749	5,114,100
J.W.G. Honeybourne	56,959,850	643,500	5,114,100
James H. Lytal	56,752,976	851,374	5,114,100
Mark A. McCollum	50,571,522	7,031,828	5,114,100

2.    Our stockholders ratified the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,207,491	481,489	28,470	—

3.    Our stockholders approved the Archrock, Inc. 2017 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,215,096	343,927	44,327	5,114,100

4.    Our stockholders approved the compensation provided to our Named Executive Officers for 2016, as disclosed in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,981,495	2,258,175	363,680	5,114,100

5.    Our stockholders elected to hold future stockholder advisory votes on executive compensation on an annual basis:

Every Year	Every Two Years	Every Three Years	Abstentions
43,718,393	23,441	13,804,498	57,018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

May 2, 2017	By:	/s/ DAVID S. MILLER
David S. Miller
Senior Vice President and Chief Financial Officer

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